UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2009

ARBINET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100
(Registrant’s telephone number, including area code)

ARBINET-THEXCHANGE, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Appointment of Randall S. Kaplan to the Board of Directors

On June 16, 2009, Arbinet Corporation (“Arbinet” or the “Company”) issued a press release (the “Press Release”) announcing, among other matters, that the Board of Directors (the “Board”) of the Company, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Randall S. Kaplan to the Board as a Class III director, effective as of June 16, 2009.  Mr. Kaplan will stand for election at Arbinet’s 2010 Annual Meeting of Stockholders.  Mr. Kaplan was also appointed by the Board to the Audit Committee.

In connection with his appointment to the Board, the Company granted Mr. Kaplan a nonstatutory stock option to purchase a total of 25,000 shares of common stock of the Company (the “Common Stock”) at an exercise price per share equal to the closing price per share of the Common Stock on June 16, 2009 (the “Grant Date”).  One-third of such option shall vest on the first anniversary of the Grant Date, and the remaining two-thirds shall vest quarterly in eight equal amounts over the following eight quarters.

There are no arrangements between Mr. Kaplan and any other persons pursuant to which Mr. Kaplan was selected as a director.  In addition, there are no transactions, or proposed transactions, to which the Company was or is to be party and in which Mr. Kaplan had or will have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the Press Release is attached hereto as Exhibit 99.1 and the portion of the Press Release regarding the appointment of Mr. Kaplan to the Board is incorporated by reference into this Item 5.02.

(e)  Amendment to Employment Agreement with Shawn F. O’Donnell

On June 16, 2009, the Company entered into a First Amendment (the “O’Donnell Amendment”) to the Employment Agreement (the “Employment Agreement”) between Arbinet and Shawn F. O’Donnell, Arbinet’s Chief Executive Officer and President.  The Employment Agreement provided, among other things, that (1) Mr. O’Donnell must maintain a permanent residence in the New Jersey area no later than July 1, 2009 and (2) until the earlier of July 1, 2009 or Mr. O’Donnell’s relocation to the New Jersey area, Mr. O’Donnell was entitled to reimbursement by the Company for up to $12,000 per month of his reasonable and documented out-of-pocket expenses incurred for living expenses in the New Jersey area and travel to and from his residence in the Dallas, Texas area.  The O’Donnell Amendment has amended the foregoing provisions of the Employment Agreement to provide, among other things, that (1) Mr. O’Donnell must maintain a permanent residence in the New Jersey area no later than July 1, 2010 and (2) until the earlier of July 1, 2010 or Mr. O’Donnell’s relocation to the New Jersey area, Mr. O’Donnell is entitled to reimbursement by the Company for up to $6,500 per month of his reasonable and documented out-of-pocket expenses incurred for living expenses in the New Jersey area and travel to and from his residence in the Dallas, Texas area.

The foregoing summary of the O’Donnell Amendment does not purport to be complete and is qualified in its entirety by reference to the O’Donnell Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

(e)  Amendment to Separation and Transition Services Agreement with William M. Freeman

On June 16, 2009, the Company entered into a First Amendment (the “Freeman Amendment”) to the Separation and Transition Services Agreement between Arbinet and William M. Freeman (the “Separation Agreement”).  The Separation Agreement provided, among other things, that Mr. Freeman agreed to serve as a director until his resignation at the Company’s 2009 Annual Meeting of Stockholders (the “Annual Meeting”).  The Separation Agreement also provided that Mr. Freeman waived his right to receive compensation under the Company’s non-employee director compensation programs.  Pursuant to the Freeman Amendment, Mr. Freeman has agreed to continue to serve as a Class I Director for the remainder of his term, which expires at Arbinet’s 2011 Annual Meeting of Stockholders.  The Freeman Amendment also provides that Mr. Freeman shall be entitled to receive compensation in accordance with the Company’s non-employee director compensation programs.

The foregoing summary of the Freeman Amendment does not purport to be complete and is qualified in its entirety by reference to the Freeman Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

Election of Directors

On June 16, 2009, the Company announced in the Press Release the elections of Stanley C. Kreitman, Robert M. Pons and David C. Reymann to the Board at the Company’s Annual Meeting.

Appointment of Jose A. Cecin, Jr. as Chairman of the Board

The Company also announced in the Press Release that the Board appointed Jose A. Cecin, Jr. as the Chairman of the Board, effective as of June 16, 2009.

Amendments to the Company’s Amended and Restated Certificate of Incorporation

Further, the Company announced in the Press Release that, at the Annual Meeting, the stockholders approved two amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”).  First, the stockholders approved an amendment to change the Company’s name from “Arbinet-thexchange, Inc.” to “Arbinet Corporation” (the “Name Change Amendment”).  The Company filed the Name Change Amendment with the Secretary of State of the State of Delaware on June 16, 2009, at which time the name change was effective.  Second, the stockholders approved an amendment to, at the discretion of the Board or a committee of the Board, effect a reverse stock split of the Company’s outstanding shares of Common Stock at one of four reverse split ratios as well as to decrease the total number of authorized shares of the Common Stock on a basis proportional to the reverse stock split ratio.  The Board, or a committee of the Board, has the authority to decide, within 12 months from the date of the Annual Meeting, whether to implement the reverse stock split and to select which of the four ratios to use, while abandoning the other ratios, if it is to be implemented.  The Board may also determine, in its discretion, not to proceed with the reverse stock split.

A copy of the Name Change Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference into this Item 8.01.

Compliance with Nasdaq Listing Rule 5605

As a result of the Board’s appointment of Randall S. Kaplan to the Audit Committee on June 16, 2009, the Audit Committee is now comprised of three independent directors, as required for continued listing by Nasdaq Listing Rule 5605.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
3.1	Amendment to Arbinet Corporation’s Amended and Restated Certificate of Incorporation, dated June 16, 2009.*
10.1	First Amendment, dated as of June 16, 2009, to the Employment Agreement by and between Arbinet Corporation and Shawn F. O’Donnell.*
10.2	First Amendment, dated as of June 16, 2009, to the Separation and Transition Services Agreement by and between Arbinet Corporation and William M. Freeman.*
99.1	Press Release of Arbinet Corporation, dated June 16, 2009.*

____________________________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET CORPORATION

By:	/s/ W. Terrell Wingfield, Jr.
Name: W. Terrell Wingfield, Jr.
Title: General Counsel and Secretary

Date:  June 18, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amendment to Arbinet Corporation’s Amended and Restated Certificate of Incorporation, dated June 16, 2009.*
10.1	First Amendment, dated as of June 16, 2009, to the Employment Agreement by and between Arbinet Corporation and Shawn F. O’Donnell.*
10.2	First Amendment, dated as of June 16, 2009, to the Separation and Transition Services Agreement by and between Arbinet Corporation and William M. Freeman.*
99.1	Press Release of Arbinet Corporation, dated June 16, 2009.*
____________________________
* Filed herewith